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                                                                   EXHIBIT 10.45

                                                                  EXECUTION COPY


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                               GUARANTY AGREEMENT

                                      from

                        BORDERS GROUP, INC., AND CERTAIN
                      SUBSIDIARIES OF BORDERS GROUP, INC.

                           Dated as of June 21, 2002

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                               TABLE OF CONTENTS

                                                              Page

SECTION 1.  Guaranty . . . . . . . . . . . . . . . . . . . . . 1
SECTION 2.  Bankruptcy . . . . . . . . . . . . . . . . . . . . 2
SECTION 3.  Right of Set-Off . . . . . . . . . . . . . . . . . 2
SECTION 4.  Continuing Guaranty  . . . . . . . . . . . . . . . 3
SECTION 5.  Reinstatement  . . . . . . . . . . . . . . . . . . 3
SECTION 6.  Certain Actions  . . . . . . . . . . . . . . . . . 3
SECTION 7.  Application  . . . . . . . . . . . . . . . . . . . 4
SECTION 8.  Waiver . . . . . . . . . . . . . . . . . . . . . . 4
SECTION 9.  Assignment . . . . . . . . . . . . . . . . . . . . 4
SECTION 10. Miscellaneous  . . . . . . . . . . . . . . . . . . 4

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT, dated as of June 21, 2002 (as amended or otherwise modified from time to time, this "Guaranty"), is made by BORDERS GROUP, INC., a Michigan corporation ("BGI"), and certain Subsidiaries of BGI that are, and may become, parties hereto as guarantors (individually, a "Guarantor" and collectively the "Guarantors").

                              W I T N E S S E T H:

         WHEREAS, the Guarantors, Borders, Inc., and certain other Subsidiaries of BGI that are or may become party thereto, as Lessees, Atlantic Financial Group, Ltd., as Lessor, the financial institutions party thereto, as Lenders, Fleet National Bank, as Co-Arranger and Syndication Agent, and SunTrust Bank, as Agent, Co-Arranger and Documentation Agent, have entered into that certain Master Agreement, dated as of June 21, 2002 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "Master Agreement"; and, unless otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

         WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated on the Initial Closing Date that the Guarantors execute and deliver this Guaranty; and

         WHEREAS, it is in the best interests of the Guarantors that the transactions contemplated by the Master Agreement be consummated on the Initial Closing Date; and

         WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of each Guarantor; and

         WHEREAS, this Guaranty is offered by the Guarantors as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to the Guarantors;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor hereby agrees as follows:

         SECTION 1. Guaranty. The Guarantors, jointly and severally, hereby unconditionally guaranty to the Agent and the Funding Parties the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including rent, interest and Yield on any such

Liabilities, whether accruing before or after any bankruptcy or insolvency case or proceeding involving any Guarantor, any Lessee or any other Person and, if rent, interest or Yield on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such rent, interest and earnings as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. The term "Liabilities", as used herein, shall mean, without duplication, all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessees or the Construction Agent to the Agent and the Funding Parties under the Lease (including, without limitation, Basic Rent and Supplemental Rent), the Master Agreement, the Construction Agency Agreement or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, and all additional amounts and other sums at any time due and owing, and required to be paid, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Construction Agency Agreement, the Assignments of Lease and Rents, the Mortgages, the Notes or any other Operative Document; provided, however, that no Guarantor will be obligated to pay to the Agent and Funding Parties under this Guaranty any amounts greater than the Lessees and the Construction Agent would have had to pay to the Agent and the Funding Parties under the Lease, the Master Agreement, the Construction Agency Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of a Lessee), plus all actual and reasonable costs of enforcing this Guaranty.

         By way of extension but not in limitation of any of its other obligations hereunder, each Guarantor stipulates and agrees that if any foreclosure proceedings are commenced with respect to any Leased Property and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities and payable to any of the Funding Parties, shall be treated as part of the Liabilities, and each Guarantor unconditionally guarantees the full and prompt payment of such judgment.

         SECTION 2. Bankruptcy. Each Guarantor agrees that, in the event any bankruptcy, reorganization or insolvency proceeding shall be instituted by or against any Guarantor and, if instituted against such Guarantor, shall not be dismissed or stayed for a period of sixty (60) days, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantors will pay to the Funding Parties forthwith the full amount which would be payable hereunder by the Guarantors if all Liabilities were then due and payable.

         SECTION 3. Right of Set-Off. To secure all obligations of the Guarantors hereunder, to the extent permitted by Applicable Law, each Funding Party and the Agent shall have a right to set-off, without demand or prior notice of any kind, at any time and from time to time when any




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amount shall be due and payable by the Guarantors hereunder against any and all balances, credits, deposits, accounts or moneys of or in any Guarantor's name now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, any Funding Party, the Agent or any agent or bailee for any Funding Party or the Agent, and apply any such amounts toward the payment of the Liabilities then due in such order as in accordance with the Operative Documents.

         SECTION 4. Continuing Guaranty. THIS GUARANTY SHALL IN ALL RESPECTS BE A CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY OF PROMPT AND COMPLETE PAYMENT AND PERFORMANCE (AND NOT MERELY OF COLLECTION), AND SHALL REMAIN IN FULL FORCE AND EFFECT (NOTWITHSTANDING, WITHOUT LIMITATION, THE DISSOLUTION OF GUARANTOR) UNTIL THE TERMINATION OF THE COMMITMENTS AND THE FULL AND FINAL PAYMENT OF ALL OF THE LIABILITIES.

         SECTION 5. Reinstatement. Each Guarantor further agrees that, if at any time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor or any Lessee), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

         SECTION 6. Certain Actions. The Agent and the Funding Parties may, from time to time at their discretion and without notice to the Guarantors (but subject to the terms of the other Operative Documents), take any or all of the following actions without impairing the Guarantors' obligations hereunder: (a) retain or obtain (i) a security interest in any Lessee's interests in the Lease or the Leased Property and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of any Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor and the Lessees) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and (e) resort to any Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any Lessee or any other obligor primarily or secondarily obligated with respect to any of

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the Liabilities (all of the actions referred to in this clause (e) being hereby expressly waived by each Guarantor).

         SECTION 7. Application. Any amounts received by any Funding Party from whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents.

         SECTION 8. Waiver. Each Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         SECTION 9. Assignment. Subject to Article VI of the Master Agreement, each Funding Party may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantors, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

         SECTION 10. Miscellaneous. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or any Guarantors' obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of any Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment or full performance) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of any Guarantor hereunder. Each Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

         This Guaranty shall be binding upon each Guarantor and upon each Guarantor's successors and permitted assigns; and all references herein to any Guarantor shall be deemed to include any successor or successors thereof, whether immediate or remote, to such Person; provided that no Guarantor shall assign its obligations hereunder without the prior written consent of the Funding Parties.

         The Documentary Conventions shall apply to this Guaranty.




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         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                        BORDERS GROUP, INC.


                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Chief Financial
                                    Officer

                        BORDERS, INC.


                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title:  Senior Vice President and Treasurer


                        PLANET MUSIC, INC.


                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer


                        BORDERS PROPERTIES, INC.


                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer


                        WALDENBOOKS PROPERTIES, INC.


                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer




                                       S-1                           GUARANTY

                        BORDERS ONLINE, LLC

                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer


                        BORDERS OUTLET, INC.

                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer



                        BORDERS FULFILLMENT, INC.

                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer


                        THE LIBRARY, LTD.


                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer


                        WALDEN BOOK COMPANY, INC.

                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer


                        BORDERS ONLINE, INC.

                        By: /s/ Edward W. Wilhelm
                           ------------------------------------------------
                           Name Printed: Edward W. Wilhelm
                           Title: Senior Vice President and Treasurer








                                S-3                                  GUARANTY